Exhibit 10.2 AMENDMENT TO CREDIT AGREEMENT

INCREMENTAL COMMITMENT AGREEMENT
BANK OF AMERICA, N.A.
WELLS FARGO BANK, NATIONAL ASSOCIATION
TD BANK, N.A.
PNC BANK, NATIONAL ASSOCIATION
RB INTERNATIONAL FINANCE (USA) LLC
THE BANK OF TOKYO-MITSUBISHI UFJ, LTD.
HSBC BANK USA, N.A.
CITIZEN BANK OF PENNSYLVANIA
SANTANDER BANK, N.A.
JPMORGAN CHASE BANK, N.A.
NATIONAL PENN BANK
BRANCH BANKING AND TRUST COMPANY
FIFTH THIRD BANK
DZ BANK AG
THE NORTHERN TRUST COMPANY
FIRST NATIONAL BANK OF PENNSYLVANIA
INTESA SANPAOLO S.P.A., NEW YORK BRANCH
FIRST NIAGARA BANK, N.A.

EnerSys
2366 Bernville Road
Reading, PA 19605
Attention: Michael J. Schmidtlein
Senior Vice President Finance and Chief Financial Officer

Re:    Incremental Commitments

Ladies and Gentlemen:

Reference is hereby made to the Credit Agreement, dated as of March 29, 2011, among EnerSys (the “Borrower”), the lenders from time to time party thereto (the “Lenders”), Wells Fargo Bank, National Association, as Syndication Agent, RB International Finance (USA) LLC and PNC Bank, National Association, as Co-Documentation Agents and Co-Managers, and Bank of America, N.A., as Administrative Agent (the “Administrative Agent”) (as amended, modified and/or supplemented from time to time, the “Credit Agreement”). Unless otherwise defined herein, capitalized terms used herein shall have the respective meanings set forth in the Credit Agreement.
Each Lender (each, an “Incremental Lender” and an “Incremental RL Lender” and/or an “Incremental Term Loan Lender”, as applicable) party to this letter agreement (this “Agreement”) hereby severally agrees to provide the Incremental RL Commitment and/or Incremental Term Loan Commitment, as applicable, set forth opposite its name on Annex I attached

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hereto (for each such Incremental Lender, its “Incremental RL Commitment” and/or “Incremental Term Loan Commitment”, as applicable, and, collectively, the “Incremental Commitments”). Each Incremental RL Commitment and Incremental Term Loan Commitment provided pursuant to this Agreement shall be subject to all of the terms and conditions set forth in the Credit Agreement, including, without limitation, Section 2.01(b) and Section 2.15 or 2.16, as applicable, thereof.
Each Incremental RL Lender, the Borrower and the Administrative Agent acknowledge and agree that the Incremental RL Commitments provided pursuant to this Agreement shall constitute Incremental RL Commitments and, upon the incurrence of Revolving Loans pursuant to such Incremental RL Commitments, shall constitute Revolving Loans for all purposes of the Credit Agreement and the other applicable Credit Documents. Each Incremental Term Loan Lender, the Borrower and the Administrative Agent acknowledge and agree that the Incremental Term Loan Commitments provided pursuant to this Agreement shall constitute Incremental Term Loan Commitments and, upon the incurrence of Incremental Term Loans pursuant to such Incremental Term Loan Commitments, shall constitute Incremental Term Loans for all purposes of the Credit Agreement and the other applicable Credit Documents. Each Incremental RL Lender, each Incremental Term Loan Lender, the Borrower and the Administrative Agent further agree that, with respect to each Incremental Commitment provided by each Incremental Lender pursuant to this Agreement, such Incremental Lender shall receive from the Borrower such upfront fees and/or other fees, if any, as may be separately agreed to in writing with the Borrower and the Administrative Agent, all of which fees shall be due and payable to such Incremental Lender on the terms and conditions set forth in each such separate agreement.
Furthermore, each of the parties to this Agreement hereby agree to the terms and conditions set forth on Annex I hereto in respect of each Incremental Commitment provided pursuant to this Agreement.
Each Incremental Lender party to this Agreement, to the extent not already a party to the Credit Agreement as a Lender thereunder, (i) confirms that it is an Eligible Assignee, (ii) confirms that it has received a copy of the Credit Agreement and the other Credit Documents, together with copies of the financial statements referred to therein and such other documents and information as it has deemed appropriate to make its own credit analysis and decision to enter into this Agreement and to become a Lender under the Credit Agreement, (iii) agrees that it will, independently and without reliance upon the Administrative Agent or any other Lender and based on such documents and information as it shall deem appropriate at the time, continue to make its own credit decisions in taking or not taking action under the Credit Agreement and the other Credit Documents, (iv) appoints and authorizes the Administrative Agent and the Collateral Agent to take such action as agent on its behalf and to exercise such powers under the Credit Agreement and the other Credit Documents as are delegated to the Administrative Agent and the Collateral Agent, as the case may be, by the terms thereof, together with such powers as are reasonably incidental thereto, (v) agrees that it will perform in accordance with their terms all of the obligations which by the terms of the Credit Agreement and the other Credit Documents are required to be performed by it as a Lender, and (vi) in the case of each Incremental Lender organized under the laws of a jurisdiction outside the United States, attaches the forms and/or Section 5.04(b)(ii) Certificate referred to in Section 5.04(b) of the Credit Agreement, certifying as to its entitlement as of the date hereof to a

NEWYORK 9229748 (2K)

complete exemption from United States withholding taxes with respect to all payments to be made to it by the Borrower under the Credit Agreement and the other Credit Documents.
Upon the date of (i) the execution of a counterpart of this Agreement by each Incremental RL Lender, each Incremental Term Loan Lender, the Administrative Agent, the Borrower and each Subsidiary Guarantor, (ii) the delivery to the Administrative Agent of a fully executed counterpart (including by way of facsimile or other electronic transmission) hereof, (iii) the payment of any fees then due and payable in connection herewith and (iv) the satisfaction of any other conditions precedent set forth in Section 12 of Annex I hereto (such date, the “Agreement Effective Date”), (i) each Incremental RL Lender party hereto shall be obligated to make the Revolving Loans provided to be made by it as provided in this Agreement on the terms, and subject to the conditions, set forth in the Credit Agreement and in this Agreement, (ii) each Incremental Term Loan Lender party hereto shall be obligated to make the Incremental Term Loans provided to be made by it as provided in this Agreement on the terms, and subject to the conditions, set forth in the Credit Agreement and in this Agreement and (iii) each Incremental Lender party hereto, to the extent provided in this Agreement, shall have the rights and obligations of a Lender thereunder and under the other applicable Credit Documents.
The Borrower acknowledges and agrees that (i) it shall be liable for all Obligations with respect to the Incremental Commitments provided hereby including, without limitation, all Revolving Loans and Incremental Term Loans made pursuant thereto, and (ii) all such Obligations (including all such Revolving Loans and Incremental Term Loans) shall be entitled to the benefits of the Security Documents and the Subsidiaries Guaranty.
Each Subsidiary Guarantor acknowledges and agrees that all Obligations with respect to the Incremental Commitments provided hereby and all Revolving Loans and Incremental Term Loans made pursuant thereto shall (i) be fully guaranteed pursuant to the Subsidiaries Guaranty and constitute “Guaranteed Obligations” thereunder and (ii) be entitled to the benefits of the Credit Documents.
Attached hereto as Annex II is the officers’ certificate required to be delivered pursuant to clause (iii) of the definition of “Incremental Loan Commitment Requirements” appearing in Section 1 of the Credit Agreement certifying that the conditions set forth in clauses (i) and (ii) of the definition of “Incremental Loan Commitment Requirements” appearing in Section 1 of the Credit Agreement have been satisfied (together with calculations demonstrating same (where applicable) in reasonable detail) and also certifying that the full amount of Revolving Loans and Incremental Term Loans to be made under the Incremental Commitments (assuming the full utilization thereof) may be incurred without violating the terms of material Indebtedness of the Borrower and its Subsidiaries as required to be delivered pursuant to clause (viii) of the definition of “Incremental Loan Commitment Requirements” appearing in Section 1 of the Credit Agreement.
Attached hereto as Annex III is an opinion of Skadden, Arps, Slate, Meagher & Flom LLP, counsel to the respective Credit Parties, delivered as required pursuant to clause (vi) of the definition of “Incremental Loan Commitment Requirements” appearing in Section 1 of the Credit Agreement.

NEWYORK 9229748 (2K)

Attached hereto as Annex IV are true and correct copies of officers’ certificates, board of director resolutions and evidence of good standing of the Credit Parties required to be delivered pursuant to clause (vii) of the definition of “Incremental Loan Commitment Requirements” appearing in Section 1 of the Credit Agreement.
You may accept this Agreement by signing the enclosed copies in the space provided below, and returning one copy of same to us before the close of business on July 31, 2014. If you do not so accept this Agreement by such time, our Incremental RL Commitments and/or Incremental Term Loan Commitments, as applicable, set forth in this Agreement shall be deemed canceled.
After the execution and delivery to the Administrative Agent of a fully executed copy of this Agreement (including by way of counterparts and by facsimile or other electronic transmission) by the parties hereto, this Agreement may only be changed, modified or varied by written instrument in accordance with the requirements for the modification of Credit Documents pursuant to Section 13.01 of the Credit Agreement.
In the event of any conflict between the terms of this Agreement and those of the Credit Agreement, the terms of the Credit Agreement shall control.

NEWYORK 9229748 (2K)

THIS AGREEMENT SHALL BE CONSTRUED IN ACCORDANCE WITH AND GOVERNED BY THE LAW OF THE STATE OF NEW YORK. ANY LEGAL ACTION OR PROCEEDING WITH RESPECT TO THIS AGREEMENT MAY BE BROUGHT IN THE COURTS OF THE STATE OF NEW YORK SITTING IN THE BOROUGH OF MANHATTAN, CITY OF NEW YORK, OR OF THE UNITED STATES FOR THE SOUTHERN DISTRICT OF SUCH STATE, AND BY EXECUTION AND DELIVERY OF THIS AGREEMENT, THE BORROWER, EACH SUBSIDIARY GUARANTOR, THE ADMINISTRATIVE AGENT, EACH INCREMENTAL RL LENDER AND EACH INCREMENTAL TERM LOAN LENDER CONSENTS, FOR ITSELF AND IN RESPECT OF ITS PROPERTY, TO THE EXCLUSIVE JURISDICTION OF THOSE COURTS. THE BORROWER, EACH SUBSIDIARY GUARANTOR, THE ADMINISTRATIVE AGENT, EACH INCREMENTAL RL LENDER AND EACH INCREMENTAL TERM LOAN LENDER IRREVOCABLY WAIVES ANY OBJECTION, INCLUDING ANY OBJECTION TO THE LAYING OF VENUE OR BASED ON THE GROUNDS OF FORUM NON CONVENIENS, WHICH IT MAY NOW OR HEREAFTER HAVE TO THE BRINGING OF ANY ACTION OR PROCEEDING IN SUCH JURISDICTION IN RESPECT OF THIS AGREEMENT OR OTHER DOCUMENT RELATED THERETO. THE BORROWER, EACH SUBSIDIARY GUARANTOR, THE ADMINISTRATIVE AGENT, EACH INCREMENTAL RL LENDER AND EACH INCREMENTAL TERM LOAN LENDER WAIVES PERSONAL SERVICE OF ANY SUMMONS, COMPLAINT OR OTHER PROCESS, WHICH MAY BE MADE BY ANY OTHER MEANS PERMITTED BY THE LAW OF SUCH STATE.
Very truly yours,
BANK OF AMERICA, N.A.

By__________________________
                 Name:
Title:

EnerSys Incremental Commitment Agreement (2014)

NEWYORK 9229748 (2K)

THIS AGREEMENT SHALL BE CONSTRUED IN ACCORDANCE WITH AND GOVERNED BY THE LAW OF THE STATE OF NEW YORK. ANY LEGAL ACTION OR PROCEEDING WITH RESPECT TO THIS AGREEMENT MAY BE BROUGHT IN THE COURTS OF THE STATE OF NEW YORK SITTING IN THE BOROUGH OF MANHATTAN, CITY OF NEW YORK, OR OF THE UNITED STATES FOR THE SOUTHERN DISTRICT OF SUCH STATE, AND BY EXECUTION AND DELIVERY OF THIS AGREEMENT, THE BORROWER, EACH SUBSIDIARY GUARANTOR, THE ADMINISTRATIVE AGENT, EACH INCREMENTAL RL LENDER AND EACH INCREMENTAL TERM LOAN LENDER CONSENTS, FOR ITSELF AND IN RESPECT OF ITS PROPERTY, TO THE EXCLUSIVE JURISDICTION OF THOSE COURTS. THE BORROWER, EACH SUBSIDIARY GUARANTOR, THE ADMINISTRATIVE AGENT, EACH INCREMENTAL RL LENDER AND EACH INCREMENTAL TERM LOAN LENDER IRREVOCABLY WAIVES ANY OBJECTION, INCLUDING ANY OBJECTION TO THE LAYING OF VENUE OR BASED ON THE GROUNDS OF FORUM NON CONVENIENS, WHICH IT MAY NOW OR HEREAFTER HAVE TO THE BRINGING OF ANY ACTION OR PROCEEDING IN SUCH JURISDICTION IN RESPECT OF THIS AGREEMENT OR OTHER DOCUMENT RELATED THERETO. THE BORROWER, EACH SUBSIDIARY GUARANTOR, THE ADMINISTRATIVE AGENT, EACH INCREMENTAL RL LENDER AND EACH INCREMENTAL TERM LOAN LENDER WAIVES PERSONAL SERVICE OF ANY SUMMONS, COMPLAINT OR OTHER PROCESS, WHICH MAY BE MADE BY ANY OTHER MEANS PERMITTED BY THE LAW OF SUCH STATE.
Very truly yours,
WELLS FARGO BANK, NATIONAL ASSOCIATION

By__________________________
                 Name:
Title:

EnerSys Incremental Commitment Agreement (2014)

NEWYORK 9229748 (2K)

THIS AGREEMENT SHALL BE CONSTRUED IN ACCORDANCE WITH AND GOVERNED BY THE LAW OF THE STATE OF NEW YORK. ANY LEGAL ACTION OR PROCEEDING WITH RESPECT TO THIS AGREEMENT MAY BE BROUGHT IN THE COURTS OF THE STATE OF NEW YORK SITTING IN THE BOROUGH OF MANHATTAN, CITY OF NEW YORK, OR OF THE UNITED STATES FOR THE SOUTHERN DISTRICT OF SUCH STATE, AND BY EXECUTION AND DELIVERY OF THIS AGREEMENT, THE BORROWER, EACH SUBSIDIARY GUARANTOR, THE ADMINISTRATIVE AGENT, EACH INCREMENTAL RL LENDER AND EACH INCREMENTAL TERM LOAN LENDER CONSENTS, FOR ITSELF AND IN RESPECT OF ITS PROPERTY, TO THE EXCLUSIVE JURISDICTION OF THOSE COURTS. THE BORROWER, EACH SUBSIDIARY GUARANTOR, THE ADMINISTRATIVE AGENT, EACH INCREMENTAL RL LENDER AND EACH INCREMENTAL TERM LOAN LENDER IRREVOCABLY WAIVES ANY OBJECTION, INCLUDING ANY OBJECTION TO THE LAYING OF VENUE OR BASED ON THE GROUNDS OF FORUM NON CONVENIENS, WHICH IT MAY NOW OR HEREAFTER HAVE TO THE BRINGING OF ANY ACTION OR PROCEEDING IN SUCH JURISDICTION IN RESPECT OF THIS AGREEMENT OR OTHER DOCUMENT RELATED THERETO. THE BORROWER, EACH SUBSIDIARY GUARANTOR, THE ADMINISTRATIVE AGENT, EACH INCREMENTAL RL LENDER AND EACH INCREMENTAL TERM LOAN LENDER WAIVES PERSONAL SERVICE OF ANY SUMMONS, COMPLAINT OR OTHER PROCESS, WHICH MAY BE MADE BY ANY OTHER MEANS PERMITTED BY THE LAW OF SUCH STATE.
Very truly yours,
TD BANK, N.A.

By__________________________
                 Name:
Title:

EnerSys Incremental Commitment Agreement (2014)

NEWYORK 9229748 (2K)

THIS AGREEMENT SHALL BE CONSTRUED IN ACCORDANCE WITH AND GOVERNED BY THE LAW OF THE STATE OF NEW YORK. ANY LEGAL ACTION OR PROCEEDING WITH RESPECT TO THIS AGREEMENT MAY BE BROUGHT IN THE COURTS OF THE STATE OF NEW YORK SITTING IN THE BOROUGH OF MANHATTAN, CITY OF NEW YORK, OR OF THE UNITED STATES FOR THE SOUTHERN DISTRICT OF SUCH STATE, AND BY EXECUTION AND DELIVERY OF THIS AGREEMENT, THE BORROWER, EACH SUBSIDIARY GUARANTOR, THE ADMINISTRATIVE AGENT, EACH INCREMENTAL RL LENDER AND EACH INCREMENTAL TERM LOAN LENDER CONSENTS, FOR ITSELF AND IN RESPECT OF ITS PROPERTY, TO THE EXCLUSIVE JURISDICTION OF THOSE COURTS. THE BORROWER, EACH SUBSIDIARY GUARANTOR, THE ADMINISTRATIVE AGENT, EACH INCREMENTAL RL LENDER AND EACH INCREMENTAL TERM LOAN LENDER IRREVOCABLY WAIVES ANY OBJECTION, INCLUDING ANY OBJECTION TO THE LAYING OF VENUE OR BASED ON THE GROUNDS OF FORUM NON CONVENIENS, WHICH IT MAY NOW OR HEREAFTER HAVE TO THE BRINGING OF ANY ACTION OR PROCEEDING IN SUCH JURISDICTION IN RESPECT OF THIS AGREEMENT OR OTHER DOCUMENT RELATED THERETO. THE BORROWER, EACH SUBSIDIARY GUARANTOR, THE ADMINISTRATIVE AGENT, EACH INCREMENTAL RL LENDER AND EACH INCREMENTAL TERM LOAN LENDER WAIVES PERSONAL SERVICE OF ANY SUMMONS, COMPLAINT OR OTHER PROCESS, WHICH MAY BE MADE BY ANY OTHER MEANS PERMITTED BY THE LAW OF SUCH STATE.
Very truly yours,
PNC BANK, NATIONAL ASSOCIATION

By__________________________
                 Name:
Title:

EnerSys Incremental Commitment Agreement (2014)

NEWYORK 9229748 (2K)

THIS AGREEMENT SHALL BE CONSTRUED IN ACCORDANCE WITH AND GOVERNED BY THE LAW OF THE STATE OF NEW YORK. ANY LEGAL ACTION OR PROCEEDING WITH RESPECT TO THIS AGREEMENT MAY BE BROUGHT IN THE COURTS OF THE STATE OF NEW YORK SITTING IN THE BOROUGH OF MANHATTAN, CITY OF NEW YORK, OR OF THE UNITED STATES FOR THE SOUTHERN DISTRICT OF SUCH STATE, AND BY EXECUTION AND DELIVERY OF THIS AGREEMENT, THE BORROWER, EACH SUBSIDIARY GUARANTOR, THE ADMINISTRATIVE AGENT, EACH INCREMENTAL RL LENDER AND EACH INCREMENTAL TERM LOAN LENDER CONSENTS, FOR ITSELF AND IN RESPECT OF ITS PROPERTY, TO THE EXCLUSIVE JURISDICTION OF THOSE COURTS. THE BORROWER, EACH SUBSIDIARY GUARANTOR, THE ADMINISTRATIVE AGENT, EACH INCREMENTAL RL LENDER AND EACH INCREMENTAL TERM LOAN LENDER IRREVOCABLY WAIVES ANY OBJECTION, INCLUDING ANY OBJECTION TO THE LAYING OF VENUE OR BASED ON THE GROUNDS OF FORUM NON CONVENIENS, WHICH IT MAY NOW OR HEREAFTER HAVE TO THE BRINGING OF ANY ACTION OR PROCEEDING IN SUCH JURISDICTION IN RESPECT OF THIS AGREEMENT OR OTHER DOCUMENT RELATED THERETO. THE BORROWER, EACH SUBSIDIARY GUARANTOR, THE ADMINISTRATIVE AGENT, EACH INCREMENTAL RL LENDER AND EACH INCREMENTAL TERM LOAN LENDER WAIVES PERSONAL SERVICE OF ANY SUMMONS, COMPLAINT OR OTHER PROCESS, WHICH MAY BE MADE BY ANY OTHER MEANS PERMITTED BY THE LAW OF SUCH STATE.
Very truly yours,
RB INTERNATIONAL FINANCE (USA) LLC

By__________________________
                 Name:
Title:

By__________________________
                 Name:
Title:

THIS AGREEMENT SHALL BE CONSTRUED IN ACCORDANCE WITH AND GOVERNED BY THE LAW OF THE STATE OF NEW YORK. ANY LEGAL ACTION OR PROCEEDING WITH RESPECT TO THIS AGREEMENT MAY BE BROUGHT IN THE COURTS OF THE STATE OF NEW YORK SITTING IN THE BOROUGH OF MANHATTAN, CITY OF NEW YORK, OR OF THE UNITED STATES FOR THE SOUTHERN DISTRICT OF SUCH STATE, AND BY EXECUTION AND DELIVERY OF THIS AGREEMENT, THE BORROWER, EACH SUBSIDIARY GUARANTOR, THE ADMINISTRATIVE AGENT, EACH INCREMENTAL RL LENDER AND EACH INCREMENTAL TERM LOAN LENDER CONSENTS, FOR ITSELF AND IN RESPECT OF ITS PROPERTY, TO THE EXCLUSIVE JURISDICTION OF THOSE COURTS. THE BORROWER, EACH SUBSIDIARY GUARANTOR, THE ADMINISTRATIVE AGENT, EACH INCREMENTAL RL LENDER AND EACH INCREMENTAL TERM LOAN LENDER IRREVOCABLY WAIVES ANY OBJECTION, INCLUDING ANY OBJECTION TO THE LAYING OF VENUE OR BASED ON THE GROUNDS OF FORUM NON CONVENIENS, WHICH IT MAY NOW OR HEREAFTER HAVE TO THE BRINGING OF ANY ACTION OR PROCEEDING IN SUCH JURISDICTION IN RESPECT OF THIS AGREEMENT OR OTHER DOCUMENT RELATED THERETO. THE BORROWER, EACH SUBSIDIARY GUARANTOR, THE ADMINISTRATIVE AGENT, EACH INCREMENTAL RL LENDER AND EACH INCREMENTAL TERM LOAN LENDER WAIVES PERSONAL SERVICE OF ANY SUMMONS, COMPLAINT OR OTHER PROCESS, WHICH MAY BE MADE BY ANY OTHER MEANS PERMITTED BY THE LAW OF SUCH STATE.
Very truly yours,
THE BANK OF TOKYO-MITSUBISHI UFJ, LTD.

By__________________________
                 Name:
Title:

THIS AGREEMENT SHALL BE CONSTRUED IN ACCORDANCE WITH AND GOVERNED BY THE LAW OF THE STATE OF NEW YORK. ANY LEGAL ACTION OR PROCEEDING WITH RESPECT TO THIS AGREEMENT MAY BE BROUGHT IN THE COURTS OF THE STATE OF NEW YORK SITTING IN THE BOROUGH OF MANHATTAN, CITY OF NEW YORK, OR OF THE UNITED STATES FOR THE SOUTHERN DISTRICT OF SUCH STATE, AND BY EXECUTION AND DELIVERY OF THIS AGREEMENT, THE BORROWER, EACH SUBSIDIARY GUARANTOR, THE ADMINISTRATIVE AGENT, EACH INCREMENTAL RL LENDER AND EACH INCREMENTAL TERM LOAN LENDER CONSENTS, FOR ITSELF AND IN RESPECT OF ITS PROPERTY, TO THE EXCLUSIVE JURISDICTION OF THOSE COURTS. THE BORROWER, EACH SUBSIDIARY GUARANTOR, THE ADMINISTRATIVE AGENT, EACH INCREMENTAL RL LENDER AND EACH INCREMENTAL TERM LOAN LENDER IRREVOCABLY WAIVES ANY OBJECTION, INCLUDING ANY OBJECTION TO THE LAYING OF VENUE OR BASED ON THE GROUNDS OF FORUM NON CONVENIENS, WHICH IT MAY NOW OR HEREAFTER HAVE TO THE BRINGING OF ANY ACTION OR PROCEEDING IN SUCH JURISDICTION IN RESPECT OF THIS AGREEMENT OR OTHER DOCUMENT RELATED THERETO. THE BORROWER, EACH SUBSIDIARY GUARANTOR, THE ADMINISTRATIVE AGENT, EACH INCREMENTAL RL LENDER AND EACH INCREMENTAL TERM LOAN LENDER WAIVES PERSONAL SERVICE OF ANY SUMMONS, COMPLAINT OR OTHER PROCESS, WHICH MAY BE MADE BY ANY OTHER MEANS PERMITTED BY THE LAW OF SUCH STATE.
Very truly yours,
HSBC BANK USA, N.A.

By__________________________
                 Name:
Title:

EnerSys Incremental Commitment Agreement (2014)

NEWYORK 9229748 (2K)

THIS AGREEMENT SHALL BE CONSTRUED IN ACCORDANCE WITH AND GOVERNED BY THE LAW OF THE STATE OF NEW YORK. ANY LEGAL ACTION OR PROCEEDING WITH RESPECT TO THIS AGREEMENT MAY BE BROUGHT IN THE COURTS OF THE STATE OF NEW YORK SITTING IN THE BOROUGH OF MANHATTAN, CITY OF NEW YORK, OR OF THE UNITED STATES FOR THE SOUTHERN DISTRICT OF SUCH STATE, AND BY EXECUTION AND DELIVERY OF THIS AGREEMENT, THE BORROWER, EACH SUBSIDIARY GUARANTOR, THE ADMINISTRATIVE AGENT, EACH INCREMENTAL RL LENDER AND EACH INCREMENTAL TERM LOAN LENDER CONSENTS, FOR ITSELF AND IN RESPECT OF ITS PROPERTY, TO THE EXCLUSIVE JURISDICTION OF THOSE COURTS. THE BORROWER, EACH SUBSIDIARY GUARANTOR, THE ADMINISTRATIVE AGENT, EACH INCREMENTAL RL LENDER AND EACH INCREMENTAL TERM LOAN LENDER IRREVOCABLY WAIVES ANY OBJECTION, INCLUDING ANY OBJECTION TO THE LAYING OF VENUE OR BASED ON THE GROUNDS OF FORUM NON CONVENIENS, WHICH IT MAY NOW OR HEREAFTER HAVE TO THE BRINGING OF ANY ACTION OR PROCEEDING IN SUCH JURISDICTION IN RESPECT OF THIS AGREEMENT OR OTHER DOCUMENT RELATED THERETO. THE BORROWER, EACH SUBSIDIARY GUARANTOR, THE ADMINISTRATIVE AGENT, EACH INCREMENTAL RL LENDER AND EACH INCREMENTAL TERM LOAN LENDER WAIVES PERSONAL SERVICE OF ANY SUMMONS, COMPLAINT OR OTHER PROCESS, WHICH MAY BE MADE BY ANY OTHER MEANS PERMITTED BY THE LAW OF SUCH STATE.
Very truly yours,
CITIZEN BANK OF PENNSYLVANIA

By__________________________
                 Name:
Title:

THIS AGREEMENT SHALL BE CONSTRUED IN ACCORDANCE WITH AND GOVERNED BY THE LAW OF THE STATE OF NEW YORK. ANY LEGAL ACTION OR PROCEEDING WITH RESPECT TO THIS AGREEMENT MAY BE BROUGHT IN THE COURTS OF THE STATE OF NEW YORK SITTING IN THE BOROUGH OF MANHATTAN, CITY OF NEW YORK, OR OF THE UNITED STATES FOR THE SOUTHERN DISTRICT OF SUCH STATE, AND BY EXECUTION AND DELIVERY OF THIS AGREEMENT, THE BORROWER, EACH SUBSIDIARY GUARANTOR, THE ADMINISTRATIVE AGENT, EACH INCREMENTAL RL LENDER AND EACH INCREMENTAL TERM LOAN LENDER CONSENTS, FOR ITSELF AND IN RESPECT OF ITS PROPERTY, TO THE EXCLUSIVE JURISDICTION OF THOSE COURTS. THE BORROWER, EACH SUBSIDIARY GUARANTOR, THE ADMINISTRATIVE AGENT, EACH INCREMENTAL RL LENDER AND EACH INCREMENTAL TERM LOAN LENDER IRREVOCABLY WAIVES ANY OBJECTION, INCLUDING ANY OBJECTION TO THE LAYING OF VENUE OR BASED ON THE GROUNDS OF FORUM NON CONVENIENS, WHICH IT MAY NOW OR HEREAFTER HAVE TO THE BRINGING OF ANY ACTION OR PROCEEDING IN SUCH JURISDICTION IN RESPECT OF THIS AGREEMENT OR OTHER DOCUMENT RELATED THERETO. THE BORROWER, EACH SUBSIDIARY GUARANTOR, THE ADMINISTRATIVE AGENT, EACH INCREMENTAL RL LENDER AND EACH INCREMENTAL TERM LOAN LENDER WAIVES PERSONAL SERVICE OF ANY SUMMONS, COMPLAINT OR OTHER PROCESS, WHICH MAY BE MADE BY ANY OTHER MEANS PERMITTED BY THE LAW OF SUCH STATE.
Very truly yours,
SANTANDER BANK, N.A.

By__________________________
                 Name:
Title:

EnerSys Incremental Commitment Agreement (2014)

NEWYORK 9229748 (2K)

THIS AGREEMENT SHALL BE CONSTRUED IN ACCORDANCE WITH AND GOVERNED BY THE LAW OF THE STATE OF NEW YORK. ANY LEGAL ACTION OR PROCEEDING WITH RESPECT TO THIS AGREEMENT MAY BE BROUGHT IN THE COURTS OF THE STATE OF NEW YORK SITTING IN THE BOROUGH OF MANHATTAN, CITY OF NEW YORK, OR OF THE UNITED STATES FOR THE SOUTHERN DISTRICT OF SUCH STATE, AND BY EXECUTION AND DELIVERY OF THIS AGREEMENT, THE BORROWER, EACH SUBSIDIARY GUARANTOR, THE ADMINISTRATIVE AGENT, EACH INCREMENTAL RL LENDER AND EACH INCREMENTAL TERM LOAN LENDER CONSENTS, FOR ITSELF AND IN RESPECT OF ITS PROPERTY, TO THE EXCLUSIVE JURISDICTION OF THOSE COURTS. THE BORROWER, EACH SUBSIDIARY GUARANTOR, THE ADMINISTRATIVE AGENT, EACH INCREMENTAL RL LENDER AND EACH INCREMENTAL TERM LOAN LENDER IRREVOCABLY WAIVES ANY OBJECTION, INCLUDING ANY OBJECTION TO THE LAYING OF VENUE OR BASED ON THE GROUNDS OF FORUM NON CONVENIENS, WHICH IT MAY NOW OR HEREAFTER HAVE TO THE BRINGING OF ANY ACTION OR PROCEEDING IN SUCH JURISDICTION IN RESPECT OF THIS AGREEMENT OR OTHER DOCUMENT RELATED THERETO. THE BORROWER, EACH SUBSIDIARY GUARANTOR, THE ADMINISTRATIVE AGENT, EACH INCREMENTAL RL LENDER AND EACH INCREMENTAL TERM LOAN LENDER WAIVES PERSONAL SERVICE OF ANY SUMMONS, COMPLAINT OR OTHER PROCESS, WHICH MAY BE MADE BY ANY OTHER MEANS PERMITTED BY THE LAW OF SUCH STATE.
Very truly yours,
JPMORGAN CHASE BANK, N.A.

By__________________________
                 Name:
Title:

THIS AGREEMENT SHALL BE CONSTRUED IN ACCORDANCE WITH AND GOVERNED BY THE LAW OF THE STATE OF NEW YORK. ANY LEGAL ACTION OR PROCEEDING WITH RESPECT TO THIS AGREEMENT MAY BE BROUGHT IN THE COURTS OF THE STATE OF NEW YORK SITTING IN THE BOROUGH OF MANHATTAN, CITY OF NEW YORK, OR OF THE UNITED STATES FOR THE SOUTHERN DISTRICT OF SUCH STATE, AND BY EXECUTION AND DELIVERY OF THIS AGREEMENT, THE BORROWER, EACH SUBSIDIARY GUARANTOR, THE ADMINISTRATIVE AGENT, EACH INCREMENTAL RL LENDER AND EACH INCREMENTAL TERM LOAN LENDER CONSENTS, FOR ITSELF AND IN RESPECT OF ITS PROPERTY, TO THE EXCLUSIVE JURISDICTION OF THOSE COURTS. THE BORROWER, EACH SUBSIDIARY GUARANTOR, THE ADMINISTRATIVE AGENT, EACH INCREMENTAL RL LENDER AND EACH INCREMENTAL TERM LOAN LENDER IRREVOCABLY WAIVES ANY OBJECTION, INCLUDING ANY OBJECTION TO THE LAYING OF VENUE OR BASED ON THE GROUNDS OF FORUM NON CONVENIENS, WHICH IT MAY NOW OR HEREAFTER HAVE TO THE BRINGING OF ANY ACTION OR PROCEEDING IN SUCH JURISDICTION IN RESPECT OF THIS AGREEMENT OR OTHER DOCUMENT RELATED THERETO. THE BORROWER, EACH SUBSIDIARY GUARANTOR, THE ADMINISTRATIVE AGENT, EACH INCREMENTAL RL LENDER AND EACH INCREMENTAL TERM LOAN LENDER WAIVES PERSONAL SERVICE OF ANY SUMMONS, COMPLAINT OR OTHER PROCESS, WHICH MAY BE MADE BY ANY OTHER MEANS PERMITTED BY THE LAW OF SUCH STATE.

Very truly yours,
NATIONAL PENN BANK

By__________________________
                 Name:
Title:

THIS AGREEMENT SHALL BE CONSTRUED IN ACCORDANCE WITH AND GOVERNED BY THE LAW OF THE STATE OF NEW YORK. ANY LEGAL ACTION OR PROCEEDING WITH RESPECT TO THIS AGREEMENT MAY BE BROUGHT IN THE COURTS OF THE STATE OF NEW YORK SITTING IN THE BOROUGH OF MANHATTAN, CITY OF NEW YORK, OR OF THE UNITED STATES FOR THE SOUTHERN DISTRICT OF SUCH STATE, AND BY EXECUTION AND DELIVERY OF THIS AGREEMENT, THE BORROWER, EACH SUBSIDIARY GUARANTOR, THE ADMINISTRATIVE AGENT, EACH INCREMENTAL RL LENDER AND EACH INCREMENTAL TERM LOAN LENDER CONSENTS, FOR ITSELF AND IN RESPECT OF ITS PROPERTY, TO THE EXCLUSIVE JURISDICTION OF THOSE COURTS. THE BORROWER, EACH SUBSIDIARY GUARANTOR, THE ADMINISTRATIVE AGENT, EACH INCREMENTAL RL LENDER AND EACH INCREMENTAL TERM LOAN LENDER IRREVOCABLY WAIVES ANY OBJECTION, INCLUDING ANY OBJECTION TO THE LAYING OF VENUE OR BASED ON THE GROUNDS OF FORUM NON CONVENIENS, WHICH IT MAY NOW OR HEREAFTER HAVE TO THE BRINGING OF ANY ACTION OR PROCEEDING IN SUCH JURISDICTION IN RESPECT OF THIS AGREEMENT OR OTHER DOCUMENT RELATED THERETO. THE BORROWER, EACH SUBSIDIARY GUARANTOR, THE ADMINISTRATIVE AGENT, EACH INCREMENTAL RL LENDER AND EACH INCREMENTAL TERM LOAN LENDER WAIVES PERSONAL SERVICE OF ANY SUMMONS, COMPLAINT OR OTHER PROCESS, WHICH MAY BE MADE BY ANY OTHER MEANS PERMITTED BY THE LAW OF SUCH STATE.
Very truly yours,
BRANCH BANKING AND TRUST COMPANY

By__________________________
                 Name:
Title:

EnerSys Incremental Commitment Agreement (2014)

NEWYORK 9229748 (2K)

THIS AGREEMENT SHALL BE CONSTRUED IN ACCORDANCE WITH AND GOVERNED BY THE LAW OF THE STATE OF NEW YORK. ANY LEGAL ACTION OR PROCEEDING WITH RESPECT TO THIS AGREEMENT MAY BE BROUGHT IN THE COURTS OF THE STATE OF NEW YORK SITTING IN THE BOROUGH OF MANHATTAN, CITY OF NEW YORK, OR OF THE UNITED STATES FOR THE SOUTHERN DISTRICT OF SUCH STATE, AND BY EXECUTION AND DELIVERY OF THIS AGREEMENT, THE BORROWER, EACH SUBSIDIARY GUARANTOR, THE ADMINISTRATIVE AGENT, EACH INCREMENTAL RL LENDER AND EACH INCREMENTAL TERM LOAN LENDER CONSENTS, FOR ITSELF AND IN RESPECT OF ITS PROPERTY, TO THE EXCLUSIVE JURISDICTION OF THOSE COURTS. THE BORROWER, EACH SUBSIDIARY GUARANTOR, THE ADMINISTRATIVE AGENT, EACH INCREMENTAL RL LENDER AND EACH INCREMENTAL TERM LOAN LENDER IRREVOCABLY WAIVES ANY OBJECTION, INCLUDING ANY OBJECTION TO THE LAYING OF VENUE OR BASED ON THE GROUNDS OF FORUM NON CONVENIENS, WHICH IT MAY NOW OR HEREAFTER HAVE TO THE BRINGING OF ANY ACTION OR PROCEEDING IN SUCH JURISDICTION IN RESPECT OF THIS AGREEMENT OR OTHER DOCUMENT RELATED THERETO. THE BORROWER, EACH SUBSIDIARY GUARANTOR, THE ADMINISTRATIVE AGENT, EACH INCREMENTAL RL LENDER AND EACH INCREMENTAL TERM LOAN LENDER WAIVES PERSONAL SERVICE OF ANY SUMMONS, COMPLAINT OR OTHER PROCESS, WHICH MAY BE MADE BY ANY OTHER MEANS PERMITTED BY THE LAW OF SUCH STATE.
Very truly yours,
FIFTH THIRD BANK

By__________________________
                 Name:
Title:

THIS AGREEMENT SHALL BE CONSTRUED IN ACCORDANCE WITH AND GOVERNED BY THE LAW OF THE STATE OF NEW YORK. ANY LEGAL ACTION OR PROCEEDING WITH RESPECT TO THIS AGREEMENT MAY BE BROUGHT IN THE COURTS OF THE STATE OF NEW YORK SITTING IN THE BOROUGH OF MANHATTAN, CITY OF NEW YORK, OR OF THE UNITED STATES FOR THE SOUTHERN DISTRICT OF SUCH STATE, AND BY EXECUTION AND DELIVERY OF THIS AGREEMENT, THE BORROWER, EACH SUBSIDIARY GUARANTOR, THE ADMINISTRATIVE AGENT, EACH INCREMENTAL RL LENDER AND EACH INCREMENTAL TERM LOAN LENDER CONSENTS, FOR ITSELF AND IN RESPECT OF ITS PROPERTY, TO THE EXCLUSIVE JURISDICTION OF THOSE COURTS. THE BORROWER, EACH SUBSIDIARY GUARANTOR, THE ADMINISTRATIVE AGENT, EACH INCREMENTAL RL LENDER AND EACH INCREMENTAL TERM LOAN LENDER IRREVOCABLY WAIVES ANY OBJECTION, INCLUDING ANY OBJECTION TO THE LAYING OF VENUE OR BASED ON THE GROUNDS OF FORUM NON CONVENIENS, WHICH IT MAY NOW OR HEREAFTER HAVE TO THE BRINGING OF ANY ACTION OR PROCEEDING IN SUCH JURISDICTION IN RESPECT OF THIS AGREEMENT OR OTHER DOCUMENT RELATED THERETO. THE BORROWER, EACH SUBSIDIARY GUARANTOR, THE ADMINISTRATIVE AGENT, EACH INCREMENTAL RL LENDER AND EACH INCREMENTAL TERM LOAN LENDER WAIVES PERSONAL SERVICE OF ANY SUMMONS, COMPLAINT OR OTHER PROCESS, WHICH MAY BE MADE BY ANY OTHER MEANS PERMITTED BY THE LAW OF SUCH STATE.
Very truly yours,
DZ BANK AG
Deutsche Zentral-Genossenschaftsbank
Frankfurt am Main, New York Branch

By__________________________
                 Name:
Title

By__________________________
                 Name:
Title:

THIS AGREEMENT SHALL BE CONSTRUED IN ACCORDANCE WITH AND GOVERNED BY THE LAW OF THE STATE OF NEW YORK. ANY LEGAL ACTION OR PROCEEDING WITH RESPECT TO THIS AGREEMENT MAY BE BROUGHT IN THE COURTS OF THE STATE OF NEW YORK SITTING IN THE BOROUGH OF MANHATTAN, CITY OF NEW YORK, OR OF THE UNITED STATES FOR THE SOUTHERN DISTRICT OF SUCH STATE, AND BY EXECUTION AND DELIVERY OF THIS AGREEMENT, THE BORROWER, EACH SUBSIDIARY GUARANTOR, THE ADMINISTRATIVE AGENT, EACH INCREMENTAL RL LENDER AND EACH INCREMENTAL TERM LOAN LENDER CONSENTS, FOR ITSELF AND IN RESPECT OF ITS PROPERTY, TO THE EXCLUSIVE JURISDICTION OF THOSE COURTS. THE BORROWER, EACH SUBSIDIARY GUARANTOR, THE ADMINISTRATIVE AGENT, EACH INCREMENTAL RL LENDER AND EACH INCREMENTAL TERM LOAN LENDER IRREVOCABLY WAIVES ANY OBJECTION, INCLUDING ANY OBJECTION TO THE LAYING OF VENUE OR BASED ON THE GROUNDS OF FORUM NON CONVENIENS, WHICH IT MAY NOW OR HEREAFTER HAVE TO THE BRINGING OF ANY ACTION OR PROCEEDING IN SUCH JURISDICTION IN RESPECT OF THIS AGREEMENT OR OTHER DOCUMENT RELATED THERETO. THE BORROWER, EACH SUBSIDIARY GUARANTOR, THE ADMINISTRATIVE AGENT, EACH INCREMENTAL RL LENDER AND EACH INCREMENTAL TERM LOAN LENDER WAIVES PERSONAL SERVICE OF ANY SUMMONS, COMPLAINT OR OTHER PROCESS, WHICH MAY BE MADE BY ANY OTHER MEANS PERMITTED BY THE LAW OF SUCH STATE.
Very truly yours,
THE NORTHERN TRUST COMPANY

By__________________________
                 Name:
Title:

EnerSys Incremental Commitment Agreement (2014)

NEWYORK 9229748 (2K)

THIS AGREEMENT SHALL BE CONSTRUED IN ACCORDANCE WITH AND GOVERNED BY THE LAW OF THE STATE OF NEW YORK. ANY LEGAL ACTION OR PROCEEDING WITH RESPECT TO THIS AGREEMENT MAY BE BROUGHT IN THE COURTS OF THE STATE OF NEW YORK SITTING IN THE BOROUGH OF MANHATTAN, CITY OF NEW YORK, OR OF THE UNITED STATES FOR THE SOUTHERN DISTRICT OF SUCH STATE, AND BY EXECUTION AND DELIVERY OF THIS AGREEMENT, THE BORROWER, EACH SUBSIDIARY GUARANTOR, THE ADMINISTRATIVE AGENT, EACH INCREMENTAL RL LENDER AND EACH INCREMENTAL TERM LOAN LENDER CONSENTS, FOR ITSELF AND IN RESPECT OF ITS PROPERTY, TO THE EXCLUSIVE JURISDICTION OF THOSE COURTS. THE BORROWER, EACH SUBSIDIARY GUARANTOR, THE ADMINISTRATIVE AGENT, EACH INCREMENTAL RL LENDER AND EACH INCREMENTAL TERM LOAN LENDER IRREVOCABLY WAIVES ANY OBJECTION, INCLUDING ANY OBJECTION TO THE LAYING OF VENUE OR BASED ON THE GROUNDS OF FORUM NON CONVENIENS, WHICH IT MAY NOW OR HEREAFTER HAVE TO THE BRINGING OF ANY ACTION OR PROCEEDING IN SUCH JURISDICTION IN RESPECT OF THIS AGREEMENT OR OTHER DOCUMENT RELATED THERETO. THE BORROWER, EACH SUBSIDIARY GUARANTOR, THE ADMINISTRATIVE AGENT, EACH INCREMENTAL RL LENDER AND EACH INCREMENTAL TERM LOAN LENDER WAIVES PERSONAL SERVICE OF ANY SUMMONS, COMPLAINT OR OTHER PROCESS, WHICH MAY BE MADE BY ANY OTHER MEANS PERMITTED BY THE LAW OF SUCH STATE.
Very truly yours,
FIRST NATIONAL BANK OF PENNSYLVANIA

By__________________________
                 Name:
Title:

THIS AGREEMENT SHALL BE CONSTRUED IN ACCORDANCE WITH AND GOVERNED BY THE LAW OF THE STATE OF NEW YORK. ANY LEGAL ACTION OR PROCEEDING WITH RESPECT TO THIS AGREEMENT MAY BE BROUGHT IN THE COURTS OF THE STATE OF NEW YORK SITTING IN THE BOROUGH OF MANHATTAN, CITY OF NEW YORK, OR OF THE UNITED STATES FOR THE SOUTHERN DISTRICT OF SUCH STATE, AND BY EXECUTION AND DELIVERY OF THIS AGREEMENT, THE BORROWER, EACH SUBSIDIARY GUARANTOR, THE ADMINISTRATIVE AGENT, EACH INCREMENTAL RL LENDER AND EACH INCREMENTAL TERM LOAN LENDER CONSENTS, FOR ITSELF AND IN RESPECT OF ITS PROPERTY, TO THE EXCLUSIVE JURISDICTION OF THOSE COURTS. THE BORROWER, EACH SUBSIDIARY GUARANTOR, THE ADMINISTRATIVE AGENT, EACH INCREMENTAL RL LENDER AND EACH INCREMENTAL TERM LOAN LENDER IRREVOCABLY WAIVES ANY OBJECTION, INCLUDING ANY OBJECTION TO THE LAYING OF VENUE OR BASED ON THE GROUNDS OF FORUM NON CONVENIENS, WHICH IT MAY NOW OR HEREAFTER HAVE TO THE BRINGING OF ANY ACTION OR PROCEEDING IN SUCH JURISDICTION IN RESPECT OF THIS AGREEMENT OR OTHER DOCUMENT RELATED THERETO. THE BORROWER, EACH SUBSIDIARY GUARANTOR, THE ADMINISTRATIVE AGENT, EACH INCREMENTAL RL LENDER AND EACH INCREMENTAL TERM LOAN LENDER WAIVES PERSONAL SERVICE OF ANY SUMMONS, COMPLAINT OR OTHER PROCESS, WHICH MAY BE MADE BY ANY OTHER MEANS PERMITTED BY THE LAW OF SUCH STATE.
Very truly yours,
INTESA SANPAOLO S.P.A., NEW YORK     BRANCH

By__________________________
                 Name:
Title:

By__________________________
                 Name:
Title:
THIS AGREEMENT SHALL BE CONSTRUED IN ACCORDANCE WITH AND GOVERNED BY THE LAW OF THE STATE OF NEW YORK. ANY LEGAL ACTION OR PROCEEDING WITH RESPECT TO THIS AGREEMENT MAY BE BROUGHT IN THE COURTS OF THE STATE OF NEW YORK SITTING IN THE BOROUGH OF MANHATTAN, CITY OF NEW YORK, OR OF THE UNITED STATES FOR THE SOUTHERN DISTRICT OF SUCH STATE, AND BY EXECUTION AND DELIVERY OF THIS AGREEMENT, THE BORROWER, EACH SUBSIDIARY GUARANTOR, THE ADMINISTRATIVE AGENT, EACH INCREMENTAL RL LENDER AND EACH INCREMENTAL TERM LOAN LENDER CONSENTS, FOR ITSELF AND IN RESPECT OF ITS PROPERTY, TO THE EXCLUSIVE JURISDICTION OF THOSE COURTS. THE BORROWER, EACH SUBSIDIARY GUARANTOR, THE ADMINISTRATIVE AGENT, EACH INCREMENTAL RL LENDER AND EACH INCREMENTAL TERM LOAN LENDER IRREVOCABLY WAIVES ANY OBJECTION, INCLUDING ANY OBJECTION TO THE LAYING OF VENUE OR BASED ON THE GROUNDS OF FORUM NON CONVENIENS, WHICH IT MAY NOW OR HEREAFTER HAVE TO THE BRINGING OF ANY ACTION OR PROCEEDING IN SUCH JURISDICTION IN RESPECT OF THIS AGREEMENT OR OTHER DOCUMENT RELATED THERETO. THE BORROWER, EACH SUBSIDIARY GUARANTOR, THE ADMINISTRATIVE AGENT, EACH INCREMENTAL RL LENDER AND EACH INCREMENTAL TERM LOAN LENDER WAIVES PERSONAL SERVICE OF ANY SUMMONS, COMPLAINT OR OTHER PROCESS, WHICH MAY BE MADE BY ANY OTHER MEANS PERMITTED BY THE LAW OF SUCH STATE.
Very truly yours,
FIRST NIAGARA BANK, N.A.

By__________________________
                 Name:
Title:

Agreed and Accepted
this ___ day of July, 2014:

ENERSYS By: Name: Title:

BANK OF AMERICA, N.A.,
as Administrative Agent
By:_____________________________
Name:
Title:

Each Subsidiary Guarantor acknowledges and agrees to each the foregoing provisions of this Incremental Commitment Agreement and to the incurrence of the Revolving Loans and Incremental Term Loans to be made pursuant thereto.

ENERSYS CAPITAL INC.
  as a Guarantor

By:
    Name:
Title:
ENERSYS DELAWARE INC.
  as a Guarantor

By:
    Name:
Title:
ENERSYS ENERGY PRODUCTS INC.
  as a Guarantor

By:
    Name:
Title:
ESFINCO, INC.
ESRMCO, INC.
  Each as a Guarantor

By:
    Name:
Title:
PURCELL SYSTEMS, INC.
  as a Guarantor

By:
    Name:
Title:

EnerSys Incremental Commitment Agreement (2014)

NEWYORK 9229748 (2K)

ANNEX I

TERMS AND CONDITIONS FOR
INCREMENTAL COMMITMENT AGREEMENT
Dated as of July 8, 2014
1.    Name of Borrower:    EnerSys
2.    Incremental RL Commitment Amounts (as of the Agreement Effective Date):

Names of Incremental RL Lenders	Amount of Incremental RL Commitment
BANK OF AMERICA, N.A.	$14,000,000
WELLS FARGO BANK, NATIONAL ASSOCIATION	$14,000,000
TD BANK, N.A.	$14,000,000
PNC BANK, NATIONAL ASSOCIATION	$7,500,000
RB INTERNATIONAL FINANCE (USA) LLC	$7,500,000
THE BANK OF TOKYO-MITSUBISHI UFJ, LTD.	$10,000,000
HSBC BANK USA, N.A.	$10,000,000
CITIZEN BANK OF PENNSYLVANIA	$10,000,000
SANTANDER BANK, N.A.	$11,000,000
JPMORGAN CHASE BANK, N.A.	$7,500,000
NATIONAL PENN BANK	$9,500,000
BRANCH BANKING AND TRUST COMPANY	$7,500,000
FIFTH THIRD BANK	$6,500,000
DZ BANK AG	$7,500,000
THE NORTHERN TRUST COMPANY	$5,000,000
FIRST NATIONAL BANK OF PENNSYLVANIA	$3,500,000
INTESA SANPAOLO S.P.A., NEW YORK BRANCH	$2,500,000
FIRST NIAGARA BANK, N.A.	$2,500,000
Total:	$150,000,000
3.    Incremental Term Loan Commitment Amounts (as of the Agreement Effective Date):

NEWYORK 9229748 (2K)

ANNEX I

Names of Incremental Term Loan Lenders	Amount of Incremental A-1 Term Loan Commitment
BANK OF AMERICA, N.A.	$14,000,000
WELLS FARGO BANK, NATIONAL ASSOCIATION	$14,000,000
TD BANK, N.A.	$14,000,000
PNC BANK, NATIONAL ASSOCIATION	$7,500,000
RB INTERNATIONAL FINANCE (USA) LLC	$7,500,000
THE BANK OF TOKYO-MITSUBISHI UFJ, LTD.	$10,000,000
HSBC BANK USA, N.A.	$10,000,000
CITIZEN BANK OF PENNSYLVANIA	$10,000,000
SANTANDER BANK, N.A.	$11,000,000
JPMORGAN CHASE BANK, N.A.	$7,500,000
NATIONAL PENN BANK	$9,500,000
BRANCH BANKING AND TRUST COMPANY	$7,500,000
FIFTH THIRD BANK	$6,500,000
DZ BANK AG	$7,500,000
THE NORTHERN TRUST COMPANY	$5,000,000
FIRST NATIONAL BANK OF PENNSYLVANIA	$3,500,000
INTESA SANPAOLO S.P.A., NEW YORK BRANCH	$2,500,000
FIRST NIAGARA BANK, N.A.	$2,500,000
Total:	$150,000,000

4.	Designation of Tranche of Incremental Term Loan Commitments (and Incremental Term Loans to be funded thereunder): A-1 Incremental Term Loan Commitments and A-1 Incremental Term Loans.

5.	Incremental Term Loan Borrowing Date: July 8, 2014

6.	Incremental Term Loan Maturity Date: September 30, 2018

7.
Dates for, and Amounts of, Incremental Term Loan Scheduled Repayments: On the last Business Day of each March, June, September and December prior to the Incremental Term Loan Maturity Date for the A-1 Incremental Term Loans, commencing on the last Business Day of June, 2015, an aggregate amount equal to (x) on each such Business Day occurring on or after the last Business Day of June, 2015 and on or prior to the last Business Day of March, 2016, 1.25% of the initial aggregate principal amount of all A-1 Incremental Term Loans incurred on the Agreement Effective Date, and (y) on each such Business Day occurring on or after the last Business Day of June, 2016 and on or prior to the last Business Day of June, 2018, 2.50% of the initial aggregate principal amount of all A-1 Incremental Term Loans incurred on the Agreement Effective Date, with the remaining principal amount of A-1 Incremental Term Loans to be repaid in full on the Incremental Term Loan Maturity Date for the A-1 Incremental Term Loans (each such repayment contemplated by this Section 6, as the same may be (x) reduced as provided in Section 5.01 or 5.02(h) of the Credit

NEWYORK 9229748 (2K)

ANNEX I

Agreement (as supplemented by this Agreement) or (y) increased as provided in Section 2.15(c) of the Credit Agreement, a “Scheduled A-1 Incremental Term Loan Repayment”).

8.
Applicable Margins for A-1 Incremental Term Loans: The Applicable Margin for A-1 Incremental Term Loans maintained as Base Rate Loans or Eurodollar Loans shall be, at any time, identical to the Applicable Margin for Revolving Loans maintained as Base Rate Loans or Eurodollar Loans, as the case may be (in each case, as determined in accordance with the definition of “Applicable Margin” contained in the Credit Agreement as in effect on the Agreement Effective Date (without regard to any subsequent amendment, waiver or modification thereto)).

9.
Application of Voluntary Prepayments of A-1 Incremental Term Loans to Scheduled A-1 Incremental Term Loan Repayments (Section 5.01(vi) of the Credit Agreement): Each voluntary prepayment of A-1 Incremental Term Loans shall be applied to reduce the then remaining Scheduled A-1 Incremental Term Loan Repayments on a pro rata basis.

10.
Application of Mandatory Prepayments of A-1 Incremental Term Loans Pursuant to Section 5.02(e) of the Credit Agreement): A-1 Incremental Term Loans shall not be subject to mandatory repayment pursuant to Section 5.02(e) of the Credit Agreement and the “Applicable Excess Cash Flow Percentage” with respect to A-1 Incremental Term Loans shall be 0%.

11.
Application of Mandatory Prepayments of A-1 Incremental Term Loans to Scheduled A-1 Incremental Term Loan Repayments (Section 5.02(g) of the Credit Agreement): All mandatory repayments of A-1 Incremental Term Loans pursuant to Sections 5.02(c), (d) and (f) of the Credit Agreement shall be applied to reduce the then remaining Scheduled A-1 Incremental Term Loan Repayments on a pro rata basis.

12.
Other Conditions Precedent: The Administrative Agent shall have received a solvency certificate from the chief financial officer of the Borrower in the form of Exhibit J to the Credit Agreement, except that such certificate shall be dated the Agreement Effective Date and shall be modified (to the satisfaction of the Administrative Agent) to provide that such certificate is being provided after giving effect to this Agreement (and the Incremental Term Loans and Incremental RL Commitments established hereby).

NEWYORK 9229748 (2K)

ANNEX II

Officers’ certificate required to be delivered pursuant to clause (iii) of the definition of “Incremental Loan Commitment Requirements” appearing in Section 1 of the Credit Agreement certifying that the conditions set forth in clauses (i) and (ii) of the definition of “Incremental Loan Commitment Requirements” appearing in Section 1 of the Credit Agreement have been satisfied and also certifying that the full amount of Revolving Loans and Incremental Term Loans to be made under the Incremental Commitments (assuming the full utilization thereof) may be incurred without violating the terms of material Indebtedness of the Borrower and its Subsidiaries as required to be delivered pursuant to clause (viii) of the definition of “Incremental Loan Commitment Requirements” appearing in Section 1 of the Credit Agreement

NEWYORK 9229748 (2K)

ANNEX III

Opinion of counsel to the respective Credit Parties, delivered as required pursuant to clause (vi) of the definition of “Incremental Loan Commitment Requirements” appearing in Section 1 of the Credit Agreement

NEWYORK 9229748 (2K)

ANNEX IV

True and correct copies of officers’ certificates, board of director resolutions and evidence of good standing of the Credit Parties required to be delivered pursuant to clause (vii) of the definition of “Incremental Loan Commitment Requirements” appearing in Section 1 of the Credit Agreement

NEWYORK 9229748 (2K)